                                                                 MORGAN STANLEY
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04/30/2001 17:47:16 CARVE Version 537.0 /a/margol/deal/bscms_01-TOP2/0427/top2.0427.carve

BSCMS BSCMS SERIES 2001-TOP2(RED)
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Settlement Date          05/10/2001                        SCENARIO PERFORMANCE

TREASURY CURVE

     1   3.8695   5   4.8476    10  5.3236   30  5.8044

SWAP CURVE
     2 yr    57.2500     3 yr   72.0000     5 yr 74.5000    7 yr 83.0000    10 yr  82.0000   20 yr  117.2250 30 yr 73.5000



TRIGGER         OPTIONALCALL YES          OPTIONALCALL YES          OPTIONALCALL YES           OPTIONALCALL YES    OPTIONALCALL YES
PREPAY          CPR 0                     (!YM) CPR 100             (!YM) CPR 100              (!YM) CPR 100       (!YM) CPR 100
DEFAULT                                                             CDR 3                      CDR 4               CDR 5
ADVANCES                                                            YES                        YES                 YES
RECV MNTH                                                           12                         12                  12
LOSSES                                                              0.35                       0.35                0.35

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CLASS C @ PRICE 100.5329

YIELD                    7.008                     7.008                    7.018                     7.007              1.299
AVERAGE LIFE              9.93                      9.93                    11.45                     13.33              14.51
FIRST PRIN          04/15/2011                04/15/2011               05/15/2011                01/15/2013         08/15/2015
LAST PRIN           04/15/2011                04/15/2011               11/15/2013                11/15/2015         11/15/2015
PAYMENT WINDOW               1                         1                       31                        35                  4
ACCRUAL FACTOR          0.1755                    0.1755                   0.1755                    0.1755             0.1755
MOD DURATION              6.95                      6.95                     7.65                      8.41               8.20
SPREAD INTERP.             169                       169                      166                       160               -413



TRIGGER             OPTIONALCALL YES          OPTIONALCALL YES           OPTIONALCALL YES         OPTIONALCALL YES
PREPAY              (!YM) CPR 100             (!YM) CPR 100              (!YM) CPR 100            (!YM) CPR 100
DEFAULT             CDR 6                     CDR 7                      CDR 8                    CDR 9
ADVANCES            YES                       YES                        YES                      YES
RECV MNTH           12                        12                         12                       12
LOSSES              0.35                      0.35                       0.35                     0.35

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CLASS C @ PRICE

YIELD                        -13.513               -19.362                    -25.164                      -30.856
AVERAGE LIFE
FIRST PRIN
LAST PRIN
PAYMENT WINDOW
ACCRUAL FACTOR                0.1755                0.1755                     0.1755                       0.1755
MOD DURATION                    5.08                  4.63                       4.29                         4.04
SPREAD INTERP.




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